Exhibit 99.6
                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  OCTOBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-3

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1.   The amount of such distribution allocable to principal:

     Class 3-A1.....$     119.00576684     Class 3-A13...$          0.00000000
     Class 3-A2.....$       0.00000000     Class 3-A14...$         10.54401543
     Class 3-A3.....$       0.00000000     Class 3-A15...$          0.00000000
     Class 3-A4.....$       0.00000000     Class 3-PO....$          1.08623097
     Class 3-A5.....$       0.72694005     Class 3-M.....$          0.72693936
     Class 3-A6.....$       0.72694007     Class 3-B1....$          0.72693878
     Class 3-A7.....$      25.87052554     Class 3-B2....$          0.72693878
     Class 3-A8.....$       0.00000000     Class 3-B3....$          0.72694170
     Class 3-A9.....$       0.00000000     Class 3-B4....$          0.72693572
     Class 3-A10....$       0.00000000     Class 3-B5....$          0.72694653
     Class 3-A11....$       0.00000000     Class 3-R.....$          0.00000000
     Class 3-A12....$       0.00000000

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 3-A1.....$     113.08831683     Class 3-A13...$          0.00000000
     Class 3-A2.....$       0.00000000     Class 3-A14...$         10.01972416
     Class 3-A3.....$       0.00000000     Class 3-A15...$          0.00000000
     Class 3-A4.....$       0.00000000     Class 3-PO....$          1.03221915
     Class 3-A5.....$       0.69079364     Class 3-M.....$          0.00000000
     Class 3-A6.....$       0.69079366     Class 3-B1....$          0.00000000
     Class 3-A7.....$      24.58413795     Class 3-B2....$          0.00000000
     Class 3-A8.....$       0.00000000     Class 3-B3....$          0.00000000

     Class 3-A9.....$       0.00000000     Class 3-B4....$          0.00000000
     Class 3-A10....$       0.00000000     Class 3-B5....$          0.00000000
     Class 3-A11....$       0.00000000     Class 3-R.....$          0.00000000
     Class 3-A12....$       0.00000000

     3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 3-A1.....$       4.01993233     Class 3-A13...$          0.00000000
     Class 3-A2.....$       6.25000000     Class 3-A14...$          5.86311979
     Class 3-A3.....$       6.25000000     Class 3-A15...$          6.24999961
     Class 3-A4.....$       6.25000000     Class 3-M.....$          6.22359526
     Class 3-A5.....$       6.22359556     Class 3-B1....$          6.22359498
     Class 3-A6.....$       6.22359547     Class 3-B2....$          6.22359498
     Class 3-A7.....$       5.76520814     Class 3-B3....$          6.22359641
     Class 3-A8.....$       6.25000000     Class 3-B4....$          6.22360239
     Class 3-A9.....$       6.25000000     Class 3-B5....$          6.22352539
     Class 3-A10....$       6.25000000     Class 3-R.....$          0.00000000
     Class 3-A11....$       6.25000000     Class 3-S.....$          0.25332821
     Class 3-A12....$       6.25000000

     4.   Accrual Amount:

               Class A13................. $            51,128.69


     5.   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.......$       86,431.95

     The amounts below are for the aggregate of all Certificates.

     6. The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:.........$  421,665,932.60

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:...................            1,490

     7. The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                   Class Certificate             Single
                                   Principal Balance        Certificate Balance
                                   -----------------        -------------------

          Class 3-A1..............$     19,182,817.45  $               524.18
          Class 3-A2..............$     39,250,000.00  $             1,000.00
          Class 3-A3..............$      5,441,592.00  $             1,000.00
          Class 3-A4..............$     47,000,000.00  $             1,000.00
          Class 3-A5..............$     42,411,048.33  $               995.05
          Class 3-A6..............$     42,411,047.38  $               995.05
          Class 3-A7..............$     54,938,133.48  $               896.56
          Class 3-A8..............$      7,000,000.00  $             1,000.00
          Class 3-A9..............$     34,200,000.00  $             1,000.00
          Class 3-A10.............$     43,100,000.00  $             1,000.00
          Class 3-A11.............$     29,500,000.00  $             1,000.00
          Class 3-A12.............$     21,700,000.00  $             1,000.00
          Class 3-A13.............$      8,231,718.64  $             1,044.58
          Class 3-A14.............$      4,497,782.36  $               927.56
          Class 3-A15.............$      3,183,573.00  $             1,000.00
          Class 3-PO..............$        759,685.16  $               993.07
          Class 3-M...............$      5,546,399.53  $               995.05
          Class 3-B1..............$      4,436,920.61  $               995.05
          Class 3-B2..............$      4,436,920.61  $               995.05
          Class 3-B3..............$      2,218,957.83  $               995.05
          Class 3-B4..............$        665,687.35  $               995.05
          Class 3-B5..............$      1,553,648.87  $               995.05
          Class 3-R...............$              0.00  $                 0.00
          Class 3-S...............$    385,710,409.55  $               941.37


     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value........................................$           0.00
          unpaid principal balance..........................$           0.00
          number of related mortgage loans..................               0

     9. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                        Number        13   Principal Balance $   3,704,013.63
               (2)  60-89 days
                        Number         2   Principal Balance $     505,917.39
               (3)  90 days or more
                        Number         1   Principal Balance $     219,885.49

          (b)  in foreclosure
                        Number         4   Principal Balance $   1,409,881.39

     10. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):...................... $           0.00

     11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

             Class 3-S: ........................       0.317000%


     12.  Senior Percentage for such Distribution Date: ..........  95.57945100%

     13.  Group I Senior Percentage for such Distribution Date: ..  75.69666300%

     14.  Group II Senior Percentage for such Distribution Date: .  19.88278800%

     15.  Senior Prepayment Percentage for such Distribution Date: 100.00000000%

     16.  Group I Senior Prepayment Percentage for such
          Distribution Date: ..................................... 100.00000000%

     17.  Group II Senior Prepayment Percentage for such
          Distribution Date: .....................................   0.00000000%

     18.  Junior Percentage for such Distribution Date: ..........   4.42054900%

     19.  Junior Prepayment Percentage for such Distribution Date:   0.00000000%